UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08702

                    ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2004

                  Date of reporting period: September 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Closed End
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein (SM)
Investment Research and Management


Alliance All-Market Advantage Fund


Annual Report -- September 30, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Beginning in February 2005, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q will also be able to be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

November 15, 2004

Annual Report

This report provides management's discussion of fund performance for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "AMO", for the annual reporting period ended September 30, 2004.

Investment Objectives and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensively researched, high-quality companies that, in Alliance's judgment, are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E--Risk Involved in Investing in the Fund" of the Notes to Financial Statements on page 18.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, as well as the overall stock market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended September 30, 2004.

For the 12-month period ended September 30, 2004, the Fund underperformed its benchmark due primarily to the Fund's overweighted position in the technology sector and its underweighted positions in the consumer staples and aerospace and defense sectors. Poor stock selection in the consumer services sector also contributed to the Fund's underperformance. Strong stock selection in the technology and consumer staples sectors helped offset some of this underperformance.

For the six-month period ended September 30, 2004, the Fund also underperformed its benchmark due to its overweighted positions in the technology and finance sectors and its underweighted position in the aerospace and defense sector. Stock selection in the health care, consumer services and finance sectors hurt performance. The Fund received positive contribution from strong stock selection in the technology, consumer staples and capital goods sectors.

Market Review and Investment Strategy

Amid news of weaker retail and housing sales, disappointing employment growth and $50 per barrel oil prices, investors are concerned that the U.S. economic recovery may be flagging. Over the past few months, economic statistics have been mixed and less vigorous than earlier in 2004. Many believe that the sharp fall in long-


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 1


dated Treasury yields is signaling less growth ahead. However, this contrasts sharply with what commodity markets and liquidity flows are showing. Commodity prices are hitting new heights, historically a harbinger of faster growth ahead. This view is reinforced by strong liquidity flows, all of which suggest that the economy will grow --many economists are estimating a 3.5%-4.0% growth rate through the next year or so. While it's important not to dismiss the bond-market signals, history has demonstrated that liquidity flows and commodity prices have been the more accurate predictors of economic momentum.

During the third quarter of 2004, investors were so wary about the economy that even among the Fund's holdings that met or exceeded second quarter 2004 consensus expectations, only companies that reported substantial upward earnings revisions through 2005 were rewarded. This provided the Fund's portfolio management team (the "team") with an unusual opportunity to buy superior growth companies at little- or even no-valuation premium. By taking advantage of this very favorable trade-off between valuation and prospective growth, the team added to more expensive companies that they believe are well positioned for the next stage of the recovery and, thus, "traded up" at attractive relative valuations, selling or trimming the Fund's holdings in long-time growth stalwarts. In their place, the team purchased or added to existing positions in companies they believe are emerging as tomorrow's growth leaders, where the PEG ratios (price earnings multiples in relation to very high expected growth rates) have become much more attractive.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of Alliance All-Market Advantage Fund. Mr. Michel served the interests of the Fund's shareholders for the last 10 years. His hard work, dedication and contributions to the Fund will be greatly missed.


_______________________________________________________________________________

2 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance All-Market Advantage Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-8224. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. For additional shareholder information regarding this Fund, please see page 32.

Benchmark Disclosure

The unmanaged Russell 1000 Growth Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are foreign risk and leveraging risk. Because the Fund may use derivative strategies and other leveraging techniques, including bank leverage, it is subject to greater risk and its returns may be more volatile than other funds, particularly in periods of market decline. The Fund's investments in foreign securities have foreign risk, which is the risk that investments in issuers located in foreign countries may have greater price volatility and less liquidity. Foreign risk includes currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies could negatively affect the value of the Fund's investments.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE PORTFOLIO VS. ITS BENCHMARK                     -------------------------
PERIODS ENDED SEPTEMBER 30, 2004                      6 Months     12 Months
-----------------------------------------------------------------------------
Alliance All-Market Advantage Fund (NAV)                -6.09%         3.74%
-----------------------------------------------------------------------------
Russell 1000 Growth Index                               -3.39%         7.51%
-----------------------------------------------------------------------------
S&P 500 Stock Index                                     -0.18%        13.86%
-----------------------------------------------------------------------------

The Fund's Market Price per share on September 30, 2004 was $14.19. For additional Financial Highlights, please see page 22.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/4/94* TO 9/30/04


Alliance All-Market Advantage Fund (NAV): $22,847
Russell 1000 Growth Index: $22,675
S&P 500 Stock Index: $28,561


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                  Alliance All-Market
                     Advantage Fund        Russell 1000            S&P 500
                          (NAV)            Growth Index          Stock Index
-------------------------------------------------------------------------------
     11/4/94*           $ 10,000             $ 10,000             $ 10,000
     9/30/95            $ 12,815             $ 13,123             $ 12,953
     9/30/96            $ 13,903             $ 15,931             $ 15,585
     9/30/97            $ 23,099             $ 21,714             $ 21,886
     9/30/98            $ 25,992             $ 24,126             $ 23,874
     9/30/99            $ 37,088             $ 32,534             $ 30,508
     9/30/00            $ 44,641             $ 40,157             $ 34,557
     9/30/01            $ 26,038             $ 21,829             $ 25,361
     9/30/02            $ 20,120             $ 16,915             $ 20,170
     9/30/03            $ 22,227             $ 21,300             $ 25,085
     9/30/04            $ 22,847             $ 22,675             $ 28,561


*  Since the Fund's inception on 11/4/94.

This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 11/4/94* to 9/30/04) as compared to the performance of the Fund's benchmark, the Russell 1000 Growth Index, and the overall stock market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


_______________________________________________________________________________

4 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                       Portfolio Summary & Ten Largest Holdings
-------------------------------------------------------------------------------


PORTFOLIO SUMMARY
September 30, 2004


PORTFOLIO STATISTICS
Net Assets ($ml): $47.0


SECTOR BREAKDOWN*
     43.4%   Technology
     14.9%   Health Care
     11.8%   Finance
     11.4%   Consumer Services
      4.8%   Consumer Staples                 [PIE CHART OMITTED]
      3.0%   Energy
      2.4%   Capital Goods
      0.9%   Multi-Industry
      0.5%   Consumer Manufacturing
      0.1%   Index

      6.8%   Short-Term


TEN LARGEST HOLDINGS
September 30, 2004

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Yahoo!, Inc.                                      $ 2,780,619           5.9%
-------------------------------------------------------------------------------
eBay, Inc.                                          2,498,010           5.3
-------------------------------------------------------------------------------
Dell, Inc.                                          2,136,000           4.5
-------------------------------------------------------------------------------
American International Group, Inc.                  1,842,529           3.9
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                      1,674,816           3.6
-------------------------------------------------------------------------------
Juniper Networks, Inc.                              1,623,680           3.5
-------------------------------------------------------------------------------
Electronic Arts, Inc.                               1,524,109           3.2
-------------------------------------------------------------------------------
Corning, Inc.                                       1,510,204           3.2
-------------------------------------------------------------------------------
MBNA Corp.                                          1,436,400           3.1
-------------------------------------------------------------------------------
Avon Products, Inc.                                 1,419,600           3.0
-------------------------------------------------------------------------------
                                                  $18,445,967          39.2%


* All data is as of September 30, 2004. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 5


                                                       Portfolio of Investments
-------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
September 30, 2004

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-92.0%

Technology-45.3%
Communication Equipment-12.3%
Cisco Systems, Inc.(a)                                 52,300     $     946,630
Corning, Inc.(a)                                      136,300         1,510,204
Juniper Networks, Inc.(a)                              68,800         1,623,680
QUALCOMM, Inc.                                         42,900         1,674,816
                                                                  -------------
                                                                      5,755,330
                                                                  -------------
Computer Hardware/Storage-4.7%
Apple Computer, Inc.(a)                                 2,400            93,000
Dell, Inc.(a)                                          60,000         2,136,000
                                                                  -------------
                                                                      2,229,000
                                                                  -------------
Computer Peripherals-0.5%
Network Appliance, Inc.(a)                             11,000           253,000
                                                                  -------------
Computer Software-10.4%
Electronic Arts, Inc.(a)                               33,140         1,524,109
Microsoft Corp.                                        48,100         1,329,965
SAP AG (ADR) (Germany)                                 18,600           724,470
Symantec Corp.(a)                                      24,300         1,333,584
                                                                  -------------
                                                                      4,912,128
                                                                  -------------
Internet Infrastructure-5.3%
eBay, Inc.(a)(b)                                       27,170         2,498,010
                                                                  -------------
Internet Media-5.9%
Yahoo!, Inc.(a)                                        82,000         2,780,619
                                                                  -------------
Semiconductor Capital Equipment-0.6%
Applied Materials, Inc.(a)                             15,800           260,542
                                                                  -------------
Semiconductor Components-5.6%
Broadcom Corp. Cl. A(a)                                33,200           906,028
Intel Corp.                                            24,400           489,464
Marvell Technology Group Ltd. (Bermuda)(a)             37,400           977,262
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR) (Taiwan)                                       33,700           240,618
                                                                  -------------
                                                                      2,613,372
                                                                  -------------
                                                                     21,302,001
                                                                  -------------
Healthcare-12.5%
Drugs-1.2%
Forest Laboratories, Inc.(a)                            4,500           202,410
Teva Pharmaceutical Industries Ltd.
  (ADR) (Israel)                                       13,600           352,920
                                                                  -------------
                                                                        555,330
                                                                  -------------
Medical Products-8.6%
Alcon, Inc. (Switzerland)                              13,000         1,042,600
Boston Scientific Corp.(a)                             33,500         1,330,955


_______________________________________________________________________________

6 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

St. Jude Medical, Inc.(a)                              15,800     $   1,189,266
Zimmer Holdings, Inc.(a)                                6,200           490,048
                                                                  -------------
                                                                      4,052,869
                                                                  -------------
Medical Services-2.7%
Anthem, Inc.(a)                                        12,900         1,125,525
UnitedHealth Group, Inc.                                1,700           125,358
                                                                  -------------
                                                                      1,250,883
                                                                  -------------
                                                                      5,859,082
                                                                  -------------
Finance-11.8%
Banking - Money Center-2.5%
JPMorgan Chase & Co.                                   29,700         1,179,981
                                                                  -------------
Brokerage & Money Management-1.5%
Franklin Resources, Inc.                                9,200           512,992
The Charles Schwab Corp.                               21,600           198,504
                                                                  -------------
                                                                        711,496
                                                                  -------------
Insurance-4.7%
American International Group, Inc.                     27,100         1,842,529
The Progressive Corp.                                   4,200           355,950
                                                                  -------------
                                                                      2,198,479
                                                                  -------------
Miscellaneous-3.1%
MBNA Corp.                                             57,000         1,436,400
                                                                  -------------
                                                                      5,526,356
                                                                  -------------
Consumer Services-10.6%
Broadcasting & Cable-2.9%
The E.W. Scripps Co. Cl. A                             19,500           931,710
Viacom, Inc. Cl. B                                     12,641           424,232
                                                                  -------------
                                                                      1,355,942
                                                                  -------------
Entertainment & Leisure-2.7%
Carnival Corp. (Panama)                                16,300           770,827
Harley-Davidson, Inc.                                   8,200           487,408
                                                                  -------------
                                                                      1,258,235
                                                                  -------------
Gaming-0.4%
International Game Technology                           5,900           212,105
                                                                  -------------
Restaurant & Lodging-1.1%
Starbucks Corp.(a)                                     10,900           495,514
                                                                  -------------
Retail - General Merchandise-3.2%
Amazon.com, Inc.(a)                                     8,600           351,396
Lowe's Cos., Inc.                                       8,700           472,845
Target Corp.                                           15,300           692,325
                                                                  -------------
                                                                      1,516,566
                                                                  -------------
Miscellaneous-0.3%
Google, Inc. Cl. A(a)                                   1,200           155,520
                                                                  -------------
                                                                      4,993,882
                                                                  -------------


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
Company                                          Contracts(c)      U.S. $ Value
-------------------------------------------------------------------------------

Consumer Staples-5.0%
Cosmetics-3.0%
Avon Products, Inc.                                    32,500     $   1,419,600
                                                                  -------------
Household Products-2.0%
Procter & Gamble Co.                                   17,200           930,864
                                                                  -------------
                                                                      2,350,464
                                                                  -------------
Energy-2.9%
Oil Service-2.9%
Nabors Industries Ltd. (Bermuda)(a)                    24,900         1,179,015
Schlumberger Ltd.                                       2,400           161,544
                                                                  -------------
                                                                      1,340,559
                                                                  -------------
Capital Goods-2.5%
Miscellaneous-2.5%
General Electric Co.                                   35,700         1,198,806
                                                                  -------------
Multi Industry Companies-0.9%
Tyco International Ltd.                                14,500           444,570
                                                                  -------------
Consumer Manufacturing-0.5%
Building Related-0.5%
American Standard Cos., Inc.(a)                         6,100           237,351
                                                                  -------------
Total Common Stocks
  (cost $38,185,723)                                                 43,253,071
                                                                  -------------
CALL OPTIONS PURCHASED(a)-5.2%
Amgen, Inc.
  expiring Jan '05 @ $30                                  267           722,235
Citigroup, Inc.
  expiring Jan '05 @ $35                                  269           250,170
Halliburton, Co.
  expiring Jan '05 @ $25                                  145           128,325
Lowe's Cos., Inc.
  expiring Oct '04 @ $40                                  241           344,630
Pfizer, Inc.
  expiring Jan '05 @ $25                                  469           262,640
UnitedHealth Group, Inc.
  expiring Jan '05 @ $40                                  147           498,330
Wal-Mart Stores, Inc.
  expiring Jan '05 @ $40                                  178           238,520
                                                                  -------------
Total Call Options Purchased
  (cost $2,648,201)                                                   2,444,850
                                                                  -------------
PUT OPTION PURCHASED-0.1%
S&P Index
  expiring Oct '04 @ $1,150
  (cost $24,687)                                            9            34,200
                                                                  -------------


_______________________________________________________________________________

8 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-7.1%
Time Deposit-7.1%
The Bank of New York
  1.00%, 10/01/04
  (cost $3,335,000)                                   $ 3,335     $   3,335,000
                                                                  -------------
Total Investments-104.4%
  (cost $44,193,611)                                                 49,067,121
Other assets less liabilities-(4.4%)                                 (2,048,773)
                                                                  -------------
Net Assets-100%                                                   $  47,018,348
                                                                  =============


(a)  Non-income producing security.

(b) Position, or a portion thereof, with an aggregate, market value of $1,011,340, has been segregated to collateralize short sales.

(c)  One contract relates to 100 shares unless otherwise indicated.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 9


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2004


ASSETS
Investments in securities, at value (cost $44,193,611)            $  49,067,121
Cash                                                                     15,495
Receivable for investment securities sold                             1,421,742
Dividends receivable                                                     16,843
                                                                  -------------
Total assets                                                         50,521,201
                                                                  -------------
LIABILITIES
Payable for investment securities purchased                           2,021,270
Dividend payable                                                      1,291,873
Advisory fee payable                                                     35,647
Administrative fee payable                                               24,160
Transfer agent fee payable                                                3,570
Accrued expenses                                                        126,333
                                                                  -------------
Total liabilities                                                     3,502,853
                                                                  -------------
Net Assets                                                        $  47,018,348
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      36,597
Additional paid-in capital                                           63,602,225
Accumulated net realized loss on investment transactions            (21,493,984)
Net unrealized appreciation of investments                            4,873,510
                                                                  -------------
                                                                  $  47,018,348
                                                                  =============
NET ASSET VALUE PER SHARE
  (based on 3,659,697 shares outstanding)                                $12.85
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2004


INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $4,412)                             $    199,574
Interest                                                24,057     $    223,631
                                                  ------------
EXPENSES
Advisory fee                                           406,379
Custodian                                              131,381
Administrative                                         104,682
Audit                                                   62,640
Shareholder servicing                                   51,506
Directors' fees                                         41,214
Printing                                                31,098
Registration                                            23,786
Transfer agency                                         21,004
Legal                                                   13,153
Dividends on securities sold short                          77
Miscellaneous                                           10,864
                                                  ------------
Total expenses                                         897,784
Less: expenses waived by the Adviser
  (see Note B)                                          (5,971)
                                                  ------------
Net expenses                                                            891,813
                                                                   ------------
Net investment loss                                                    (668,182)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                             5,577,902
  Short sales                                                           (53,730)
  Written options                                                       (64,092)
  Futures contracts                                                    (344,217)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        (2,278,012)
  Futures contracts                                                     (75,550)
  Written options                                                        (4,534)
                                                                   ------------
Net gain on investment transactions                                   2,757,767
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $  2,089,585
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 11


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                              $    (668,182)   $    (791,648)
Net realized gain (loss) on investment
  transactions                                       5,115,863         (318,374)
Net change in unrealized
  appreciation/depreciation
  of investments                                    (2,358,096)       6,036,068
                                                 -------------    -------------
Net increase in net assets
  from operations                                    2,089,585        4,926,046

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments                    (4,414,083)              -0-
Tax return of capital                                 (759,509)      (4,808,587)

COMMON STOCK TRANSACTIONS
Reinvestment of dividends resulting in
  issuance of common stock                             304,899          145,611
                                                 -------------    -------------
Total increase (decrease)                           (2,779,108)         263,070

NET ASSETS
Beginning of period                                 49,797,456       49,534,386
                                                 -------------    -------------
End of period (including accumulated net
  investment income (loss) of $0 and $0,
  respectively)                                  $  47,018,348    $  49,797,456
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2004


NOTE A

Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 13


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the


_______________________________________________________________________________

14 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee of plus or minus ..55% based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index. Effective July 1, 2004, the Adviser has agreed to waive .05% of the base advisory fee and to maintain this waiver for a period of one year. This waiver amounted to $5,971. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the year ended September 30, 2004, the fee as adjusted, amounted to .78% of the Fund's average net assets.

The Fund paid Alliance Capital Management L.P. (the "Administrator") $104,682 for the year ended September 30, 2004 pursuant to the Administration Agreement.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended September 30, 2004, the Fund reimbursed AGIS $170 for such costs.

Under the terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, UBS PaineWebber Inc. a quarterly fee equal to the annualized rate of .10% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended September 30, 2004 amounted to $577,273, of which $3,889 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $ 142,178,184    $ 138,399,357
U.S. government securities                                  -0-              -0-


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $  45,740,496
                                                                  =============
Gross unrealized appreciation                                         4,227,387
Gross unrealized depreciation                                          (900,762)
                                                                  -------------
Net unrealized appreciation                                       $   3,326,625
                                                                  =============


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount


_______________________________________________________________________________

16 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended September 30, 2004 were as follows:


                                                   Number of        Premiums
                                                   Contracts        Received
                                                 =============    =============
Options outstanding at
  September 30, 2003                                        88    $      30,774
Options written                                            544          486,576
Options exercised                                         (156)         (34,084)
Options terminated in closing purchase
  transactions                                            (426)        (472,215)
Options expired                                            (50)         (11,051)
                                                 -------------    -------------
Options outstanding at
  September 30, 2004                                        -0-   $          -0-
                                                 =============    =============


3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 3,659,697 shares were outstanding at September 30, 2004. During the years ended September 30, 2004 and September 30, 2003, the Fund issued


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

21,172 shares and 10,703 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Risk Involved in Investing in the Fund

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2004, and September 30, 2003 were as follows:

                                                 2004             2003
                                             =============    =============
Distributions paid from:
  Ordinary income                            $   4,414,083    $          -0-
  Net long-term capital gains                           -0-              -0-
                                             -------------    -------------
Total taxable distributions                      4,414,083               -0-
Tax return of capital                              759,509        4,808,587
                                             -------------    -------------
Total distributions paid                     $   5,173,592    $   4,808,587
                                             =============    =============


As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $ (18,645,715)(a)
Unrealized appreciation/(depreciation)                            3,326,625(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $ (15,319,090)(c)
                                                              =============

(a) On September 30, 2004, the Fund had a net capital loss carryforward of $18,645,715 of which $7,175,359 expires in the year 2010 and $11,470,356 expires in 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders. During the year ended September 30, 2004, the Fund utilized $4,366,586 in carryforward losses.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


During the current fiscal year, permanent differences, primarily due to net investment loss and reclassification of distributions resulted in a decrease in accumulated net investment loss, additional paid-in-capital, and accumulated net realized loss on investments. This reclassification had no effect on net assets.


_______________________________________________________________________________

18 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment


_______________________________________________________________________________

20 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 21


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2004         2003         2002         2001         2000
                                        -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                               $13.69       $13.65       $19.68       $42.58       $42.13

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss                         (.18)(a)     (.22)(a)     (.26)(a)     (.42)(a)     (.90)
Net realized and unrealized
  gain (loss) on investment
  transactions                               .76         1.58        (3.82)      (15.36)        8.79
Net increase (decrease) in
  net asset value from
  operations                                 .58         1.36        (4.08)      (15.78)        7.89

LESS: DISTRIBUTIONS
Distributions from net
  realized gain
  on investments                           (1.21)          -0-          -0-       (3.52)       (7.44)
Tax return of capital                       (.21)       (1.32)       (1.95)       (1.51)          -0-
Distribution in excess of
  net realized gain on
  investments                                 -0-          -0-          -0-       (2.09)          -0-
Total distributions                        (1.42)       (1.32)       (1.95)       (7.12)       (7.44)
Net asset value,
  end of period                           $12.85       $13.69       $13.65       $19.68       $42.58
Market value, end of period               $14.19       $14.30       $13.45       $19.90      $41.063
Premium/(Discount)                         10.43%        4.46%       (1.47)%       1.12%       (3.56)%

TOTAL RETURN
Total investment return
  based on:(b)
Market value                                9.39%       16.93%      (24.59)%     (38.96)%      26.32%
Net asset value                             3.74%       10.42%      (22.64)%     (41.76)%      20.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $47,018      $49,797      $49,534      $71,180     $152,115
Ratio to average net assets of:
  Expenses, before waiver                   1.74%        2.28%        2.06%        2.45%        2.24%
  Expenses, net of waivers,
    excluding interest
    expense                                 1.73%        2.28%        2.06%        2.45%        2.23%(c)
  Net investment loss                      (1.30)%      (1.58)%      (1.38)%      (1.47)%      (1.91)%
Portfolio turnover rate                      336%         294%         215%         311%         157%



See footnote summary on page 23.


_______________________________________________________________________________

22 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c) Net of interest expense on short sales of .004% for the year ended September 30, 2000(see Note C).


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 23


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Alliance All-Market Advantage Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 24, 2004


TAX INFORMATION (unaudited)

For the fiscal year ended September 30, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $203,986 as qualified dividend income, which is taxed at a maximum rate of 15%.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with year 2004 Form 1099-DIV.


_______________________________________________________________________________

24 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                         Additional Information
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 25


                                                         Additional Information
-------------------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to suspend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at the Bank of New York, 101 Barclay Street, New York, NY 10286.

Since the filing of the most recent amendments to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund.


_______________________________________________________________________________

26 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O.Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Donald J. Robinson(1)


OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Custodian

The Bank of New York
100 Church Street
New York, NY 10286


(1)  Member of the Audit Committee and Governance and Nominating Committee.

(2) Mr. Reilly is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 27


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                PORTFOLIOS
                                                                                 IN FUND           OTHER
         NAME,                              PRINCIPAL                             COMPLEX      DIRECTORSHIPS
 ADDRESS, DATE OF BIRTH                    OCCUPATION(S)                        OVERSEEN BY       HELD BY
    (YEAR ELECTED*)                     DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O.Mayer, +                    Executive Vice President of ACMC                  68             None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas,                          Executive Officer of Sanford C.
New York, NY 10105                 Bernstein &Co., LLC and its
10/2/57 (2003)                     predecessor since prior to 1999.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #           Investment Adviser and Independent               116             None
2 Sound View Drive                 Consultant. Formerly Senior
Suite 100                          Manager of Barrett Associates, Inc.,
Greenwich, CT 06830                a registered investment adviser, with
9/7/32 (1994)                      which he had been associated since
Chairman of the Board              prior to 1999. Former Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank
                                   for Savings.

Ruth Block, #++                    Formerly an Executive Vice                        96             None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30 (1994)                     Assurance Society of the United
                                   States; Chairman and Chief
                                   Executive Officer of Evlico; a
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial
                                   Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation;
                                   former Governor at Large National
                                   Association of Securities Dealers,
                                   Inc.

David H. Dievler, #                Independent Consultant. Until                    100             None
P.O. Box 167                       December 1994, Senior Vice
Spring Lake, NJ 07762              President of Alliance Capital
10/23/29 (1994)                    Management Corporation ("ACMC")
                                   responsible for mutual fund
                                   administration. Prior to joining
                                   ACMC in 1984, Chief Financial
                                   Officer of Eberstadt Asset
                                   Management since 1968. Prior
                                   to that, Senior Manager at Price
                                   Waterhouse & Co. Member of
                                   the American Institute of Certified
                                   Public Accountants since 1953.



_______________________________________________________________________________

28 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                                PORTFOLIOS
                                                                                 IN FUND           OTHER
         NAME,                              PRINCIPAL                             COMPLEX      DIRECTORSHIPS
 ADDRESS, DATE OF BIRTH                    OCCUPATION(S)                        OVERSEEN BY       HELD BY
    (YEAR ELECTED*)                     DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                  Consultant. Formerly, President                   98             None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002.
2/19/42 (1994)                     Formerly a Senior Adviser from
                                   June 1999-June 2000 and
                                   President of Historic Hudson
                                   Valley (historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-92, Director and Chairman
                                   of the Audit Committee of ACMC.

Dr. James M. Hester, #             Formerly President of The Harry                   11             None
25 Cleveland Lane                  Frank Guggenheim Foundation,
Princeton, NJ 08540                New York University and the New
4/19/24 (1994)                     York Botanical Garden. Formerly
                                   Rector of the United Nations
                                   University and Vice Chairman of
                                   the Board of the Federal Reserve
                                   Bank of New York.

Donald J. Robinson, #              Senior Counsel to the law firm of                 96             None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                   since prior to 1999. Formerly a
8/24/34 (1996)                     senior partner and a member
                                   of the Executive Committee of
                                   that firm. Formerly a member
                                   and Chairman of the Municipal
                                   Securities Rulemaking Board and
                                   a Trustee of the Museum of the
                                   City of New York.


*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and the Governance & Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

++ Ms. Block was an "interested person" as defined in the 1940 act, until October 21, 2004 by reason of her ownership of 116 American Despositary Shares of AXA, having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 29


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officers of the Fund

Certain information concerning the Fund's Officers is set forth below.



    NAME, ADDRESS*                      POSITION(S)                      PRINCIPAL OCCUPATION
  AND DATE OF BIRTH                   HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President                       See biography above.
10/2/57

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer--Mutual Funds
                                    Compliance Officer              of ACMC** with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Counsel of Kirkpatrick
                                                                    & Lockhart, LLP from 2003 to October
                                                                    2004, and General Counsel and First
                                                                    Vice President of Merrill Lynch
                                                                    Investment Managers since prior to
                                                                    1999.

Thomas J. Bardong                   Vice President                  Senior Vice President of ACMC**, with
4/28/45                                                             which he has been associated since
                                                                    prior to 1999.

Thomas Kamp                         Vice President                  Senior Vice President of ACMC**, with
8/11/61                                                             which he has been associated with
                                                                    since prior to 1999.

John A. Koltes                      Vice President                  Senior Vice President of ACMC**, with
6/16/42                                                             which he has been associated with
                                                                    since prior to 1999.

Daniel Nordby                       Vice President                  Senior Vice President of ACMC**, with
4/27/44                                                             which he has been associated since
                                                                    1999.

Michael J. Reilly                   Vice President                  Senior Vice President of ACMC**, with
6/3/64                                                              which he has been associated since
                                                                    prior to 1999.

Mark R. Manley                      Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of AGIS** and
10/4/50                             Financial Officer               Vice President of ABIRM**, with which
                                                                    he has been associated since prior
                                                                    to 1999.

Vincent S. Noto                     Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior to
                                                                    1999.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.


_______________________________________________________________________________

30 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund*
Mid-Cap Growth Fund
Premier Growth Fund*
Small Cap Growth Fund
Technology Fund*

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest or send money.

* Effective December 15, 2004, these Funds will be renamed as follows: Health Care Fund to Global Health Care Fund; Premier Growth Fund to Large Cap Growth Fund; Technology Fund to Global Technology Fund; and Disciplined Value Fund to Focused Growth & Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCE ALL-MARKET ADVANTAGE FUND o 31


                                                 Summary of General Information
-------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


_______________________________________________________________________________

32 o ALLIANCE ALL-MARKET ADVANTAGE FUND


ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


AMAAR0904

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor PriceWaterhouse Coopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release review; and (iii) tax compliance, tax advice and tax return preparation.

                                                     Audit-Related
                                       Audit Fees        Fees           Tax Fees

Alliance All-Market
Advantage Fund, Inc.       2003        41,000           4,099            24,610
                           2004        45,000           2,514            35,400

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                              Total Amount of
                                                             Foregoing Column
                                                            Pre-approved by the
                                                              Audit Committee
                                      All Fees for         (Portion Comprised of
                                   Non-Audit Services       Audit Related Fees)
                                    Provided to the        (Portion Comprised of
                                 Portfolio, the Adviser          Tax Fees)
                                 and Service Affiliates

Alliance All-Market
Advantage Fund, Inc.      2003        778,268                   [28,709]
                                                                 (4,099)
                                                                (24,610)
                          2004        767,982                   [37,914]
                                                                 (2,514)
                                                                (35,400)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

        Ruth Block                           William H. Foulk, Jr.
        David H. Dievler                     Dr. James M. Hester
        John H. Dobkin                       Donald J. Robinson


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.



                                                                    October 2004


                        ALLIANCE CAPITAL MANAGEMENT L.P.

              Statement of Policies and Procedures for Proxy Voting

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.         DESCRIPTION OF EXHIBIT

         11 (a) (1)          Code of ethics that is subject to the
                             disclosure of Item 2 hereof

         11 (b) (1)          Certification of Principal Executive Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002

         11 (b) (2)          Certification of Principal Financial Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                             Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance All-Market Advantage Fund, Inc.

By:      /s/ Marc O. Mayer
         Marc O. Mayer
         President

Date:    November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         Marc O. Mayer
         President

Date:    November 29, 2004

By:      /s/ Mark D. Gersten
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 29, 2004